UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2007

Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-27836	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street
Science Park
POB 455
Carmiel, Israel 21000

(Address of principal executive offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: +972-4-988-9488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 20, 2007, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized it to prepare and file with the Securities and Exchange Commission a registration statement pursuant to which the Company and certain selling shareholders may offer common stock to the public in amounts to be determined.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated June 20, 2007

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: June 20, 2007	By:	/s/ David Aviezer
	Name:	David Aviezer, Ph.D.
	Title:	President and Chief Executive Officer

3